13440

                                                     POWER OF ATTORNEY

         I, Alan D. Feld, Trustee of AMR Investment Services Trust (the "Trust"), hereby constitute and appoint William F. Quinn, Barry Y. Greenberg and Robert J. Zutz my true and lawful attorney with full power to sign for me in my capacity as President and/or Trustee for the Trust any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AmeriPrime Funds, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of October 2000.

      Signature                                       Title

          /S/                                         Trustee
      --------------------------
      Alan D. Feld

                                                     POWER OF ATTORNEY

         I, Ben J. Fortson, Trustee of AMR Investment Services Trust (the "Trust"), hereby constitute and appoint William F. Quinn, Barry Y. Greenberg and Robert J. Zutz my true and lawful attorney with full power to sign for me in my capacity as President and/or Trustee for the Trust any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AmeriPrime Funds, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 16th day of October 2000.

                  Signature                                            Title

                           /S/                                         Trustee
                  --------------------------
                  Ben J. Fortson

                                                     POWER OF ATTORNEY

         I, John S. Justin, Trustee of AMR Investment Services Trust (the "Trust"), hereby constitute and appoint William F. Quinn, Barry Y. Greenberg and Robert J. Zutz my true and lawful attorney with full power to sign for me in my capacity as President and/or Trustee for the Trust any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AmeriPrime Funds, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 12th day of October 2000.

                  Signature                                            Title

                           /S/                                         Trustee
                  --------------------------
                  John S. Justin

                                                     POWER OF ATTORNEY

         I, Stephen D. O'Sullivan, Trustee of AMR Investment Services Trust (the "Trust"), hereby constitute and appoint William F. Quinn, Barry Y. Greenberg and Robert J. Zutz my true and lawful attorney with full power to sign for me in my capacity as President and/or Trustee for the Trust any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AmeriPrime Funds, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 12th day of October 2000.

                  Signature                                            Title

                           /S/                                         Trustee
                  --------------------------
                  Stephen D. O'Sullivan

                                                     POWER OF ATTORNEY

         I, Kneeland Youngblood, Trustee of AMR Investment Services Trust (the "Trust"), hereby constitute and appoint William F. Quinn, Barry Y. Greenberg and Robert J. Zutz my true and lawful attorney with full power to sign for me in my capacity as President and/or Trustee for the Trust any registration statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the AmeriPrime Funds, and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 12th day of October 2000.

                  Signature                                            Title

                           /S/                                         Trustee
                  --------------------------
                  Kneeland Youngblood